Exhibit (c) 1

News Release
GPU, Inc.
                          GPU Closes Sale of Generation
                            Plants for $1.62 Billion

        MORRISTOWN, NJ--(BUSINESS WIRE) via NewsEdge Corporation -- GPU, Inc. (NYSE: GPU) announced today that it completed the sale of its remaining fossil-fueled and hydroelectric generating assets to Sithe Energies for $1.62 billion. The transaction involves 21 power plants with a generating capacity of 4,034 megawatts, 15 generation development properties, three support service organizations, and the Johnstown, PA office building.

        "The closing of this transaction, together with other pending agreements, will complete our planned exiting of the domestic merchant generation business and enable us to focus on our strategy of transmitting and distributing electricity and providing utility services," said Fred D. Hafer, chairman, president and chief executive officer of GPU. Hafer said GPU will use the proceeds from the sale to Sithe to fund future stranded costs, invest in the reliability of its utility electric network, reduce debt and repurchase common stock.

        GPU is currently awaiting final regulatory approval for the closing of its Three Mile Island Unit 1, nuclear generating plant in Pennsylvania and expects to complete the sale of Oyster Creek, its New Jersey nuclear generating plant, next spring.

        GPU, Inc. (NYSE:GPU), headquartered in Morristown, NJ, is a registered utility holding company providing utility and utility related services to customers throughout the world. GPU's electric and gas utility companies--GPU Energy, Midlands Electricity, GPU PowerNet, GPU GasNet and Emdersa--serve nearly 6 million customers in the United States, the UK, Australia and Argentina. The company's independent power project units own and operate 22 projects in 7 countries and the United States. GPU's 1998 revenues were $ 4.3 billion and its total assets were $16.3 billion. GPU's other subsidiaries include GPU Advanced Resources, Inc., GPU Generation, Inc., GPU Nuclear, Inc., GPU Service, Inc. and GPU Telcom Services, Inc. (http://www.gpu.com)

        Sithe Energies, founded in 1984, is 60 percent owned by Vivendi (F.VVN), France's largest services company, 29 percent owned by Marubeni Corporation, a major Japanese trading company, and 11 percent owned by management. Sithe currently operates 29 power plants in the United States and Canada. The New-York based



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  company also has an extensive  global  portfolio of projects under  operation, construction or active development worth $6 billion.

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


                       FACILITIES INCLUDED IN TRANSACTION
                       ----------------------------------

                             Pennsylvania Facilities
                             -----------------------

   Stations             City           GPU      Size      GPU       GPU
                                   Subsidiary  (MW)   Ownership   Ownership     Fuel Type
---------------- ---------------   ----------  -----  ---------   ---------   ---------------

                                                          (%)        (MW)
Conemaugh         New Florence      Met-Ed     1,712      16%        282      Coal, Diesel
Keystone          Shelocta          JCP&L      1,710      17%        285      Coal, Diesel
Portland & Bangor Portland, Bangor  Met-Ed       570     100%        570      Coal
 Ash Site
Seward            New Florence      Penelec      197     100%        197      Coal
Shawville         Shawville         Penelec      603     100%        603      Coal, Diesel
Titus             Birdsboro         Met-Ed       274     100%        274      Coal
Warren            Warren            Penelec      139     100%        139      Coal, Nat. Gas,
                                                                               #2 Oil

CTs
---
Blossburg CT      Tioga             Penelec       19     100%         19      Nat. Gas
Hamilton CT       East Berlin       Met-Ed        20     100%         20      #2 Oil
Hunterstown CT    Gettysburg        Met-Ed        60     100%         60      Nat. Gas, #2 Oil
Mountain CT       Mount Holly       Met-Ed        40     100%         40      Nat. Gas, #2 Oil
                   Springs
Orrtanna CT       Gettysburg        Met-Ed        20     100%         20      #2 Oil
Shawnee CT        East Stroudsburg  Met-Ed        20     100%         20      #2 Oil
Tolna CT          Stewartstown      Met-Ed        40     100%         40      #2 Oil
Wayne CT          Meadville         Penelec       56     100%         56      #2 Oil

Hydro
-----
Piney             Clarion           Penelec       27     100%         27      Hydro

Development Sites
-----------------
Coho              Lake City         Penelec        0     100%          0      N/A
East Sayre        Bradford          Penelec        0     100%          0      N/A
Erie West         Erie              Penelec        0     100%          0      N/A
Jackson           Jackson Township  Met-Ed         0     100%          0      N/A
North Bangor
 North Hershey    Bangor            Met-Ed         0     100%          0      N/A
Phillipsburg      Hummelstown       Met-Ed         0     100%          0      N/A
Portland          Phillipsburg      Penelec        0     100%          0      N/A
 Adjacent Property
Scottsville       Meshoppen         Penelec        0     100%          0      N/A
Williamsburg      Williamsburg      Penelec        0     100%          0      N/A

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

New Jersey Facilities
---------------------

Stations                City         GPU        Size      GPU        GPU
                                   Subsidiary   (MW)   Ownership   Ownership    Fuel Type
---------------- ---------------- ------------ ------ ----------  ---------   -----------
                                                          (%)        (MW)

Gilbert &         Milford, NJ       JCP&L        538     100%        538      Nat. Gas
 Hellertown       Hellertown, PA
 Tank Farm
Sayreville        Sayreville        JCP&L        453     100%        453      Nat. Gas, #2,
                                                                               #6 Oil

CTs
----
Glen Gardner CT   Glen Gardner      JCP&L        160     100%        160      Nat. Gas, #2 Oil
Werner CT         South Amboy       JCP&L        212     100%        212      #2 Oil

Reservior
---------
Merrill Creek     Washington        JCP&L,         0     100%          0      N/A
                                    Met-Ed

Development Sites
----------------
Atlantic          Colts Neck        JCP&L          0     100%          0      N/A
East Flemington   Flemington        JCP&L          0     100%          0      N/A
HC Theurk         Mercer            JCP&L          0     100%          0      N/A
Pequest River     Belvedere         JCP&L          0     100%          0      N/A
Pohatcong         Hackettstown      JCP&L          0     100%          0      N/A

                               Maryland Facilities
                               -------------------

Stations                City           GPU      Size      GPU         GPU
                                    Subsidiary  (MW)   Ownership   Ownership     Fuel Type
---------------- ---------------- ------------ ------ ----------  ---------   -----------
                                                          (%)        (MW)
Deep Creek        Oakland           Penelec       19     100%         19      Hydro

                               Support Facilities
                               ------------------

Stations                City           GPU      Size      GPU         GPU
                                    Subsidiary  (MW)   Ownership   Ownership   Fuel Type
---------------- ---------------- ------------ ------ ----------  ---------   -----------
                                                          (%)        (MW)
Brookville        Brookville, PA    Penelec        0     100%          0      N/A
 Mobile
 Maintenance
Genco             Johnstown, PA     Penelec        0     100%          0      N/A
 Headquarters
GPU Nuclear       Reading, TMI,     All 3          0     100%          0      N/A
 Laboratory       Oyster Creek      Companies

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



                                 Closing Pending
                                 ---------------

Stations                City           GPU      Size      GPU         GPU
                                    Subsidiary  (MW)   Ownership   Ownership     Fuel Type
---------------- ---------------- ------------ ------ ----------  ---------   -----------

                                                          (%)        (MW)
Forked River CT   Forked River, NJ  JCP&L         66     100%         66      Nat. Gas, #2 Oil
York Haven        York, PA          Met-Ed        19     100%         19      Hydro



                                      -XX-

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Contact:

     GPU - Ned Raynolds, (973) 455-8294




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